The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

RBSGC 2005-A Final Pool
9/1/05 Cutoff

TOTAL CURRENT BALANCE:	425,324,444
TOTAL ORIGINAL BALANCE:	430,934,851
NUMBER OF LOANS:	2,177

		Minimum	Maximum
AVG CURRENT BALANCE:	$195,371.82	$5,658.87	$1,191,298.00
AVG ORIGINAL BALANCE:	$197,948.94	$22,500.00	$1,202,500.00

WAVG GROSS COUPON:	6.57457%	4.50000	11.25000%

WAVG CURRENT FICO SCORE:	694	445	814

WAVG ORIGINAL LTV:	74.99%	15.08	100.00%

WAVG ORIGINAL TERM:	346 months	120	360 months
WAVG STATED REMAINING TERM:	336 months	111	354 months
WAVG SEASONING:	10 months	6	36 months

TOP STATE CONCENTRATIONS ($):	17.81% California, 17.09% New York, 12.52% Florida
TOP INTEREST ONLY CONCENTRATIONS ($):	80.73% NOT IO, 19.27% IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	53.34% No Prepay Penalty, 46.66% Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	0.51% 11746 (Dix Hills, NY)

WAVG ORIG PREPAY TERM (EXCL 0):	43 months	0	60 months

NOTE DATE:		Aug 20, 2001	Feb 01, 2005
FIRST PAY DATE:		Oct 01, 2002	Apr 01, 2005
MATURE DATE:		Dec 01, 2014	Mar 01, 2035

CURRENT BALANCE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5,659 -100,000	668	45,449,436.90	10.69
100,001 -200,000	773	111,251,321.16	26.16
200,001 -300,000	301	73,365,534.53	17.25
300,001 -400,000	225	78,542,812.67	18.47
400,001 -500,000	104	46,485,362.51	10.93
500,001 -600,000	50	27,695,092.19	6.51
600,001 -700,000	30	19,307,335.06	4.54
700,001 -800,000	8	5,955,950.55	1.40
800,001 -900,000	5	4,181,862.01	0.98
900,001 - 1,000,000	11	10,731,009.37	2.52
1,100,001 - 1,191,298	2	2,358,727.50	0.55
Total	2,177	425,324,444.45	100.00

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
120	3	987,198.96	0.23
180	204	30,456,616.13	7.16
240	13	2,321,141.24	0.55
300	2	421,771.17	0.10
360	1,955	391,137,716.95	91.96
Total	2,177	425,324,444.45	100.00

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
111 - 120	3	987,198.96	0.23
145 - 156	5	298,588.49	0.07
157 - 168	33	3,229,176.57	0.76
169 - 180	166	26,928,851.07	6.33
229 - 240	13	2,321,141.24	0.55
289 - 300	2	421,771.17	0.10
313 - 324	1	172,517.89	0.04
325 - 336	128	18,732,722.16	4.40
337 - 348	79	12,805,556.06	3.01
349 - 354	1,747	359,426,920.84	84.51
Total	2,177	425,324,444.45	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2-4 Units	259	64,094,034.57	15.07
Condominium	159	24,335,440.42	5.72
Cooperative	8	1,301,209.93	0.31
Deminimus PUD	71	13,601,898.53	3.20
PUD	60	9,891,075.84	2.33
Single Family	1,252	242,420,403.97	57.00
Single Family Detached	110	17,920,791.16	4.21
Two-to-Four Family	258	51,759,590.03	12.17
Total	2,177	425,324,444.45	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Investor	535	71,715,569.36	16.86
Non-owner	124	14,677,058.78	3.45
Primary	1,449	324,703,908.30	76.34
Second Home	69	14,227,908.01	3.35
Total	2,177	425,324,444.45	100.00

PURPOSE CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	787	165,752,536.83	38.97
Construction Only	1	919,772.00	0.22
Purchase	1,133	214,321,282.79	50.39
Rate/Term Refinance	256	44,330,852.83	10.42
Total	2,177	425,324,444.45	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Express Documentation	2	483,561.41	0.11
Full Documentation	343	65,931,109.29	15.50
No Documentation	485	75,495,697.33	17.75
No Income Verification	58	11,717,071.85	2.75
No Income/Employ Disclosure	3	256,092.85	0.06
No Income/Employ/Asset Disclosure	17	2,478,494.84	0.58
No Ratio	113	24,925,335.57	5.86
Stated Documentation	1,010	219,951,384.12	51.71
Stated Income	124	16,974,886.44	3.99
Stated Income/Asset	22	7,110,810.75	1.67
Total	2,177	425,324,444.45	100.00

ORIGINAL LTV:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 50.00	176	29,792,567.99	7.00
50.01 - 60.00	125	28,239,056.69	6.64
60.01 - 70.00	288	65,097,589.75	15.31
70.01 - 80.00	1,129	223,541,042.01	52.56
80.01 - 85.00	47	7,444,067.63	1.75
85.01 - 90.00	156	27,635,554.33	6.50
90.01 - 95.00	230	39,757,489.75	9.35
95.01 - 100.00	26	3,817,076.30	0.90
Total	2,177	425,324,444.45	100.00

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	228	75,740,438.81	17.81
New York	263	72,706,287.64	17.09
Florida	328	53,231,726.96	12.52
New Jersey	109	30,555,497.49	7.18
Arizona	111	18,385,929.38	4.32
Texas	140	15,903,387.74	3.74
Virginia	67	12,809,620.33	3.01
Pennsylvania	93	11,341,922.61	2.67
Connecticut	43	10,232,897.08	2.41
Nevada	41	10,120,538.04	2.38
Oregon	54	9,497,225.59	2.23
Illinois	57	9,119,518.88	2.14
Massachusetts	33	8,794,810.25	2.07
Georgia	52	8,556,484.98	2.01
Maryland	44	8,192,738.71	1.93
Washington	50	8,112,083.98	1.91
Ohio	69	7,436,361.49	1.75
Michigan	54	6,650,223.48	1.56
Minnesota	29	5,562,927.24	1.31
Indiana	45	3,856,386.03	0.91
North Carolina	28	3,805,911.79	0.89
Idaho	22	3,744,568.95	0.88
Colorado	16	3,068,789.82	0.72
Wisconsin	14	2,649,470.93	0.62
Tennessee	21	2,382,215.78	0.56
South Carolina	17	2,008,788.83	0.47
New Mexico	16	1,849,655.05	0.43
Rhode Island	8	1,848,994.14	0.43
District of Columbia	7	1,827,616.40	0.43
Delaware	8	1,675,208.67	0.39
Utah	14	1,516,755.78	0.36
Montana	5	1,426,857.16	0.34
Oklahoma	20	1,396,266.68	0.33
Missouri	9	1,291,940.50	0.30
New Hampshire	6	1,287,800.54	0.30
Iowa	6	993,657.81	0.23
Kansas	9	876,580.18	0.21
Arkansas	6	701,572.75	0.16
Mississippi	7	672,891.09	0.16
Alabama	5	638,447.05	0.15
Vermont	2	581,146.51	0.14
Louisiana	5	455,049.37	0.11
Kentucky	5	446,799.46	0.11
West Virginia	2	431,898.56	0.10
Nebraska	5	415,103.10	0.10
Maine	3	310,015.84	0.07
Hawaii	1	213,435.00	0.05
Total	2,177	425,324,444.45	100.00

MORTGAGE RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.500 - 4.500	1	358,720.36	0.08
4.751 - 5.000	2	503,630.81	0.12
5.001 - 5.250	6	1,597,781.68	0.38
5.251 - 5.500	49	14,957,251.53	3.52
5.501 - 5.750	86	23,504,752.03	5.53
5.751 - 6.000	298	75,215,875.43	17.68
6.001 - 6.250	319	66,880,469.08	15.72
6.251 - 6.500	358	63,405,597.75	14.91
6.501 - 6.750	294	49,306,754.17	11.59
6.751 - 7.000	179	27,971,554.63	6.58
7.001 - 7.250	190	31,717,986.96	7.46
7.251 - 7.500	128	22,554,164.42	5.30
7.501 - 7.750	97	17,628,182.33	4.14
7.751 - 8.000	62	10,944,136.77	2.57
8.001 - 8.250	45	7,817,873.47	1.84
8.251 - 8.500	22	4,389,917.75	1.03
8.501 - 8.750	11	1,668,982.76	0.39
8.751 - 9.000	13	2,827,977.29	0.66
9.001 - 9.250	2	365,748.07	0.09
9.251 - 9.500	5	662,700.62	0.16
9.501 - 9.750	3	331,810.66	0.08
9.751 - 10.000	1	82,745.54	0.02
10.001 - 10.250	3	298,349.18	0.07
10.251 - 10.500	2	236,083.12	0.06
11.001 - 11.250	1	95,398.04	0.02
Total	2,177	425,324,444.45	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<=0	5	404,341.53	0.10
401 - 450	1	48,173.79	0.01
451 - 500	10	1,356,573.16	0.32
501 - 550	35	5,213,897.19	1.23
551 - 600	100	18,807,003.70	4.42
601 - 650	329	66,304,039.23	15.59
651 - 700	730	134,066,201.81	31.52
701 - 750	618	120,708,430.30	28.38
751 - 800	334	76,642,035.41	18.02
801 - 814	15	1,773,748.33	0.42
Total	2,177	425,324,444.45	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NOT IO	1,887	343,365,520.10	80.73
IO	290	81,958,924.35	19.27
Total	2,177	425,324,444.45	100.00

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Balloon 15/30	14	1,031,716.69	0.24
Fixed Rate	1,873	342,333,803.41	80.49
Fixed Rate IO	290	81,958,924.35	19.27
Total	2,177	425,324,444.45	100.00

ORIG PREPAY TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	1,056	226,861,384.65	53.34
6	10	2,330,934.93	0.55
12	137	29,667,140.06	6.98
24	80	15,256,297.98	3.59
30	4	732,834.54	0.17
36	304	53,804,646.64	12.65
42	9	2,222,918.25	0.52
60	577	94,448,287.40	22.21
Total	2,177	425,324,444.45	100.00

LIEN POSITION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	2,177	425,324,444.45	100.00
Total	2,177	425,324,444.45	100.00

PREPAY FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
No Prepay Penalty	1,056	226,861,384.65	53.34
Has Prepay Penalty	1,121	198,463,059.80	46.66
Total	2,177	425,324,444.45	100.00